Commitments and contingencies	6 Months Ended
Jun. 30, 2012
Commitments and contingencies
Commitments and contingencies

16           Commitments and contingencies

In regards to the construction and installation of our nickel and cobalt processing plant in New Caledonia, we have provided significant guarantees in respect of our financing arrangements which are outlined below.

In connection with the Girardin Act tax - advantaged lease financing arrangement sponsored by the French government, we provided guarantees to BNP Paribas for the benefit of the tax investors regarding certain payments due from VNC, associated with the Girardin Act lease financing. We also committed that assets associated with the Girardin Act lease financing would be substantially complete by December 31, 2011. In light of the delay in the start-up of the VNC processing facilities, we proposed an extension to the previously agreed substantial completion date of December 31, 2011 to December 31, 2012. The French Government and tax investors have formally agreed to this extension. We believe the likelihood of the guarantee being called upon to be remote.

Sumic Nickel Netherlands B.V. (“Sumic”), a 21% stockholder of VNC, has a put option to sell to us 25%, 50%, or 100% of the shares they own of VNC if the defined cost of the initial nickel cobalt development project, as measured by funding provided to VNC, in natural currencies and converted to U.S. dollars at specified rates of exchange, in the form of Girardin Act lease financing, shareholder loans and equity contributions by shareholders to VNC, exceeded $4.6 billion and an agreement cannot be reached on how to proceed with the project. On May 27, 2010 the threshold was reached. The put option discussion and decision period was extended to July 31, 2012. In light of the delay in ramping up the Project, we are currently in discussions with Sumic pertaining to a further extension of the put option.

In addition, in the course of our operations we have provided letters of credit and guarantees in the amount of $743 million that are associated with items such as environment reclamation, asset retirement obligation commitments, insurance, electricity commitments, post-retirement benefits, community service commitments and import and export duties.

We and our subsidiaries are defendants in numerous legal actions in the normal course of business. Based on the advice of our legal counsel, management believes that the amounts recognized are sufficient to cover probable losses in connection with such actions.

The provision for contingencies and the related judicial deposits is as follows:

	June 30, 2012 (unaudited)		December 31, 2011
	Provision for contingencies	Judicial deposits	Provision for contingencies	Judicial deposits
Labor and social security claims	791	900	751	895
Civil claims	267	199	248	151
Tax - related actions	656	427	654	413
Others	34	5	33	5
	1,748	1,531	1,686	1,464

Labor and social security related actions principally comprise claims by Brazilian current and former employees for (i) payment of time spent travelling from their residences to the work-place, (ii) additional health and safety related payments and (iii) various other matters, often in connection with disputes about the amount of indemnities paid upon dismissal and the one-third extra holiday pay.

Civil actions principally relate to claims made against us by contractors in Brazil in connection with losses alleged to have been incurred by them as a result of various past Government economic plans, during which full inflation indexation of contracts was not permitted, as well as for accidents and land appropriation disputes.

Tax related actions principally comprise challenges initiated by us, on certain taxes on revenues and uncertain tax positions. We continue to vigorously pursue our interests in all these actions but recognize that we probably will incur some losses in the final instance, for which we have made provisions.

Judicial deposits are made by us following court requirements in order to be entitled to either initiate or continue a legal action. These amounts are released to us upon receipt of a final favorable outcome from the legal action, and in the case of an unfavorable outcome, the deposits are transferred to the prevailing party.

Contingencies settled during the three-month periods ended June 30, 2012, March 31, 2012 and June 30, 2011, totaled US$ 27, US$ 13 and US$ 130, respectively. Provisions recognized in the three-month periods ended June 30, 2012, March 31, 2012 and June 30, 2011, totaled US$ 224, US$ 99 and US$ 176, respectively, classified as other operating expenses.

In addition to the contingencies for which we have made provisions, we are defendants in claims where in our opinion, and based on the advice of our legal counsel, the likelihood of loss is reasonably possible but not probable, in the total amount of US$ 21,318 at June 30, 2012, and for which no provision has been made (December 31, 2011 — US$22,449). The primary reasonably possible tax contingencies refers to tax assessments against us regarding the payment of Income Tax and Social Contribution calculated based on the equity method in foreign subsidiaries.

At the time of our privatization in 1997, the Company issued debentures to its then-existing stockholders, including the Brazilian Government. The terms of these debentures were set to ensure that the pre-privatization stockholders, including the Brazilian Government, would participate in possible future financial benefits that could be obtained from exploiting certain mineral resources.

A total of 388,559,056 Debentures were issued at a par value of R$ 0.01 (one cent), whose value will be restated in accordance with the variation in the General Market Price Index (IGP-M), as set forth in the Issue Deed. As at June 30, 2012 the total amount of these debentures was US$ 1,410 (US$ 1,336 in December 31, 2011).

The debenture holders have the right to receive premiums, paid semiannually, equivalent to a percentage of net revenues from specific mine resources as set forth in the indenture.

In April 2012 we paid remuneration on these debentures of US$ 6.

Asset retirement obligations

We use various judgments and assumptions when measuring our asset retirement obligations.

Changes in circumstances, law or technology may affect our cash flow estimates and we periodically review the amounts accrued and adjust them as necessary. Our accruals do not reflect unasserted claims because we are currently not aware of any such issues. Also the amounts provided are not reduced by any potential recoveries under cost sharing, insurance or indemnification arrangements because such recoveries are considered uncertain.

The changes in the provisions for asset retirement obligations are as follows:

	(unaudited)
	Three-month period ended			Six-month period ended
	June 30, 2012	March 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Beginning of period	1,862	1,770	1,368	1,770	1,368
Accretion expense	49	34	30	83	71
Liabilities settled in the current period	—	(4)	(20)	(4)	(30)
Revisions in estimated cash flows	3	29	(10)	32	(73)
Cumulative translation adjustment	(100)	33	42	(67)	74
End of period	1,814	1,862	1,410	1,814	1,410

Current liabilities	41	69	56	41	56
Non-current liabilities	1,773	1,793	1,354	1,773	1,354
Total	1,814	1,862	1,410	1,814	1,410